UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008 (February 18, 2008)

LEGEND MEDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138479	87-0602435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

919 Gale Street
Salt Lake City, Utah 84101
(Address of principal executive offices, including zip code)

(801) 244-2423
(Registrant’s telephone number, including area code)

Noble Quests, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Legend Media, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 18, 2008, the Registrant changed its name (the “Name Change”) from “Noble Quests, Inc.” to “Legend Media, Inc.” The Registrant changed its name to better reflect the services it now offers to its customers including brand management, media studies and media projects. A certified copy of the Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 8.01	Other Events

On February 25, 2008, the Registrant issued a press release (the “Press Release”) announcing the Name Change and that the Registrant was assigned a new ticker symbol, “LEGE”, on the OTC Bulletin Board in connection with the Name Change. The new ticker symbol became effective upon the commencement of trading on February 25, 2008. The Registrant’s new CUSIP number is 52469V 106.

The foregoing summary of the Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Press Release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certified copy of Certificate of Amendment to Articles of Incorporation of Noble Quests, Inc. effective February 18, 2008

99.1	Press Release dated February 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2008	LEGEND MEDIA, INC.

	By:	/s/ Jeffrey Dash
Jeffrey Dash Chief Executive Officer